THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE OFFERED, SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (A) SUCH REGISTRATION OR (B) IF ANY SUCH OFFER, SALE, PLEDGE, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION IS MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS, IN EITHER SUCH CASE, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED FOR IN SECTIONS 5 AND 11 OF THIS WARRANT.


EFFECTIVE AT 5:00 P.M. ON FEBRUARY 25, 1998
VOID AFTER 5:00 P.M. ON FEBRUARY 26, 2003


                              USA DETERGENTS, INC.

                         COMMON STOCK PURCHASE WARRANT

                  USA DETERGENTS, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, PNC BANK, NATIONAL ASSOCIATION (the "Bank"), or its registered assigns (the Bank and such registered assigns at the time being the registered holder hereof being hereinafter referred to as "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time commencing at 5:00 p.m. (New York City time), February 25, 1998, and continuing to and expiring at 5:00 p.m. (New York City time) February 26, 2003, up to 4.99% of the number of shares of Common Stock issued and outstanding on the date hereof (the exact percentage and number of which shall be determined in accordance with the following Subsections (i) - (iv), inclusive, as may be adjusted pursuant to Section 1.1, the "Warrant Number") at a price per share of Common Stock that is equal to ninety percent (90%) of the Market Price per share of the Common Stock at the date hereof (the "Warrant Price," and the shares of the Common Stock that become deliverable to Holder upon the exercise of this Warrant (and which are not subject to cancellation or relinquishment as provided below) are hereinafter referred to as the "Warrant Shares").

          (i) Unless reduced as provided in Subsections (ii) through (iv), inclusive, below, the Warrant Number shall be the number of shares constituting 4.99% of the number of shares of Common Stock issued and outstanding at the date hereof.

          (ii) If, and only if, on or prior to February 15, 1998 (the "First Calculation Date"), a portion of the PNC Debt has been indefeasibly repaid such that the outstanding principal amount of the PNC Debt is less than $20,000,000, the Warrant Number shall automatically and without the need for further action by the parties hereto be reduced to the number of shares constituting 3.00% of the number of shares of Common Stock issued and outstanding at the date hereof.

          (iii) If, and only if, on or prior to May 15, 1998 (the "Second Calculation Date"), a portion of the PNC Debt has been indefeasibly repaid such that the outstanding principal amount of the PNC Debt is less than $10,000,000, the Warrant Number shall automatically and without the need for further action by the parties hereto be reduced to the number of shares constituting 1.50% of the number of shares of Common Stock issued and outstanding at the date hereof.

          (iv) Anything in this Warrant to the contrary notwithstanding, if but only if, on or prior June 1, 1998 (the "Third Calculation Date"), the PNC Debt is indefeasibly repaid in full, the Warrant Number shall automatically and without the need for further action by the parties hereto be reduced to the number of shares constituting 1.00% of the number of shares of Common Stock issued and outstanding on the date the PNC Debt is indefeasibly paid in full (the "Repayment Date").

     If the PNC Debt is indefeasibly paid in full on or prior to the Third Calculation Date, Holder shall relinquish or cancel, without consideration being paid by the Company to Holder, all of the Common Stock that was acquired by Holder pursuant to a prior exercise of Holder's rights under this Warrant and all of the Warrant Shares still exercisable hereunder, if any, expressly excluding the number of shares which, together with the Warrant Shares still exercisable hereunder, if any, constitute, in the aggregate, 1.00% of the number of shares of Common Stock issued and outstanding at the Repayment Date. Such relinquishment or cancellation of the Common Stock or Warrant Shares, if applicable, shall be made pursuant to a written instrument that is reasonably satisfactory in form and substance to Holder and the Company and an endorsement or assignment, without recourse to or representation or warranty by Holder (except for the representations and warranties that the Holder is the owner and holder of the applicable Common Stock or Warrant Shares, free and clear of all liens, claims, charges, mortgages, security interests and other encumbrances), of all stock certificates theretofore delivered by the Company or its transfer agent to Holder that are in excess of 1.00% of the number of shares of the Common Stock issued and outstanding at the Repayment Date.

     Certain capitalized terms used in this Warrant, if not otherwise defined, shall have the meanings set forth in Section 15 or elsewhere in this Warrant.


          Section 1. EXERCISE OF WARRANT.

          1.1 Exercise.
                                       2

     (a) This Warrant may be exercised by Holder, in whole or in part, at any time and from time to time after the First Calculation Date by surrender (in person or by notice as provided in Article 12 hereof) of this Warrant at the principal offices of the Company located at 1735 Jersey Avenue, North Brunswick, New Jersey 08902, together with:

          (i) (A) the form of subscription following the signature page of this Warrant executed by Holder, and (B) payment, by certified or official bank check payable to the order of the Company or by wire transfer to the Company's account, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then being exercised by the Warrant Price then in effect; provided, however, if the Bank or any Person affiliated with the Bank is the Holder at the time of any exercise under this Section 1.1(a)(i), in lieu of paying by certified or official bank check or wire transfer as provided in Section 1.1(a)(i)(B), the Bank may at its option execute and deliver to the Company a certificate of reduction (the "Certificate of Reduction") in the form following the signature page of this Warrant, which Certificate of Reduction shall reduce the amount of the PNC Debt by the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then being exercised by the Warrant Price then in effect, and in each instance where the Bank so executes and delivers a Certificate of Reduction and the Holder hereof exercises its right to effect payment pursuant to the Certificate of Reduction in lieu of paying by certified or official bank check or wire transfer as provided in Section 1.1(a)(i)(B) the same shall be as legal, valid, binding and enforceable against the Company as if the Company had received the certified or official bank check or wire transfer referred to in Section 1.1(a)(i)(B); or

          (ii) the form of cashless exercise election (a "Cashless Exercise") following the signature page of this Warrant executed by Holder. Such presentation and surrender constituting a Cashless Exercise shall be deemed a waiver of Holder's obligation to pay all ----------------- or any portion of the Warrant Price in the manner contemplated by Subsection 1.1(a)(i) hereof or otherwise. In the event of a Cashless Exercise, Holder shall exchange this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares being exercised by a fraction, the numerator of which shall be the difference between the Market Price and the Warrant Price per share of Common Stock, and the denominator of which shall be the Market Price per share of Common Stock.

     (b) If this Warrant is not exercised in full, the Company, at its sole cost expense, shall forthwith issue and deliver to or upon the order of Holder, a new Warrant of like tenor in the name of Holder or as Holder may request, calling in the aggregate on the face thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to (i) the number of such shares called for on the face of this Warrant minus (ii) the number of such shares for which this Warrant shall have been exercised without giving effect to any adjustment in number as a result of changes in the Warrant Price called for above.

                  (c) If the Warrant Price is adjusted pursuant to Section 8 of this Warrant, the number of Warrants to which Holder is entitled shall be adjusted by multiplying the number of Warrants to which Holder is entitled immediately prior to such adjustment by a fraction, the numerator of which is the Warrant Price prior to such adjustment and the denominator of which is the Warrant Price after such adjustment.

     1.2 Delivery of Stock Certificates. Subject to the terms and conditions of this Warrant, as soon as commercially reasonable and practicable after the exercise of this Warrant by Holder, in full or in part, the Company will issue or will cause its transfer agent to issue, as applicable, in the name of and deliver to Holder, or to any assignee, nominee or designee as Holder may direct, one or more certificates evidencing the Warrant Shares to which Holder shall be entitled on such exercise, together with any other stock or other securities and property (including cash, where applicable, or the new Warrant upon a partial exercise as described in Section 1.1(b) above) to which Holder is entitled upon such exercise.

     1.3 Fractional Shares. This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event Holder shall be entitled to cash equal to the Market Price of such fractional share.

     1.4 Payment of Taxes. The Company shall pay all documentary stamp taxes, if any, attributable to the issuance of Warrants and issuance of shares of Common Stock or other securities upon the exercise of warrants; provided, however, that subject to Sections 5 and 11 of this Warrant, the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue of any certificates for the Warrant Shares in a name other than that of the registered holder of a Warrant surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificates unless and until the Persons requesting the issuance thereof have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid or that adequate provision for the payment of such tax has been made.

          Section 2. CERTAIN OBLIGATIONS OF THE COMPANY.

     2.1 Reservation of Stock. The Company will reserve and keep available out of its authorized and unissued Common Stock or out of shares of its treasury stock, solely for the purpose of issue upon exercise of the purchase rights evidenced by this Warrant, a number of shares of Common Stock equal to the number of shares of Common Stock issuable hereunder. Without limiting the obligations of the Company that are set forth in the foregoing sentence, the Company will from time to time, in accordance with applicable laws, take such action as is necessary or desirable to increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock authorized but remaining unissued and unreserved for other purposes shall be insufficient to permit the full exercise of this Warrant.

     2.2 No Valuation or Impairment. The Company will not, by amendment or restatement of its certificate of incorporation, including, without limitation, amendment of the par value of its Common Stock, or through reorganization, consolidation, merger, dissolution, issuance of capital stock or sale of treasury stock (otherwise than upon exercise of this Warrant) or sale of assets, by effecting any subdivision of or stock split or stock dividend with respect to its Common Stock, or by any other voluntary act or deed, avoid or seek to avoid the material observance or performance of any of the covenants, stipulations or conditions in this Warrant to be observed or performed by the Company. Nothing herein should be inferred to restrict the Company from completing any of such transactions if Holder of this Warrant is provided with and not deprived of the material benefits that are intended to be provided to Holder by this Warrant upon terms and conditions and pursuant to procedures not more onerous than those contained in this Warrant.

     2.3 Maintenance of Office. The Company will maintain an office where presentations and demands to or upon the Company in respect of this Warrant may be made. The Company will give not less than 10 days' prior written notice in writing to Holder, in the manner contemplated by Section 12 of this Warrant, of each change in the location of such office.


               Section 3. REORGANIZATION, ETC.

     If any reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation which after the transaction will be required to file reports with the Securities and Exchange Commission (the "SEC") pursuant to Section 13 or 15 of the Exchange Act (a "Public Corporation"), or sale of all or substantially all of the Company's assets to another Public Corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby Holder shall thereafter have the right to purchase and receive, upon the terms and conditions and pursuant to the procedures herein specified and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon exercise of this Warrant, such securities or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon exercise of this Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any securities or property thereafter deliverable upon the exercise hereof. The Company shall not effect any such reorganization, reclassification, consolidation, merger or sale unless, prior to or contemporaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and delivered to Holder, which written instrument shall be in form and substance reasonably satisfactory to Holder, the obligation to deliver to Holder such securities or property as, in accordance with the foregoing provisions, Holder may be entitled to purchase or receive upon Holder's proper exercise of the terms and provisions of this Warrant.

               Section 4. NOTICES OF RECORD DATE.

     In the event of:

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

          (b) any capital reorganization of the Company, any reclassification of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other Person; or

          (c) any voluntary or involuntary dissolution, liquidation, or winding-up of the Company,

then, and in each event, the Company will give to Holder a written notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation, or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock for securities or other property deliverable on such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be given prior to the date specified in such notice on which any such action is to be taken, and in no event later than the earlier of (i) 10 business days prior to the date on which such action is taken and (ii) the time when notice of such event is given to holders of record of the Company's issued and outstanding capital stock.

               Section 5. REGISTRATION RIGHTS.

     5.1 Warrant Holder Exercise; Payment of Costs and Expenses.

     (a) If Holder exercises this Warrant pursuant to Section 1.1(a) hereof, in whole or in part (provided that on the date of any such partial exercise that is not a Cashless Exercise the Market Price of the Common Shares being acquired by Holder pursuant to such partial exercise that is not a Cashless Exercise is not less than $100,000 and in the event of a Cashless Exercise, in whole or in part, the Market Price of the Common Shares being acquired by Holder pursuant to such Cashless Exercise is not less than $100,000) (any such whole or partial exercise being hereinafter referred to as a "Warrant Holder Exercise"), the Company shall, without any notice or demand, use its reasonable good faith efforts to effectuate a registration on Form S-3 of the Registrable Securities of Warrant Holder that are issuable upon such Warrant Holder Exercise (any registration that is required to be made pursuant to this Section 5.1a is hereinafter referred to as an "Warrant Holder Exercise Registration"), all in accordance with Section 5.3(a)(ii) hereof.

     (b) Notwithstanding Section 5.1(a), if, within 10 Business Days after any Warrant Holder Exercise, the Company shall furnish to Holder an affidavit signed by an executive officer of the Company (including, among others, the president, the chief executive officer, a vice president in charge of a principal business unit and any other officer of the Company who performs a policymaking function) stating that, in the good faith business judgment of the board of directors of the Company, it would be seriously detrimental to the Company and its shareholders for a Registration Statement to be filed and it is, therefore, essential to defer the filing of such Registration Statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 90 days from the date of such Warrant Holder Exercise (the " Qualified Company Extension Right"); provided, however, the Company may not use the Qualified Company Extension Right more than once in any 12 month period (which 12 month period shall commence on the date of the applicable Warrant Holder Exercise and terminate at midnight on the day preceding the first anniversary of such Warrant Holder Exercise).

     (c) All costs and expenses of each Warrant Holder Exercise Registration, including, among other costs and expenses, underwriting discounts and commissions, all registration, filing and qualification fees, printers and accounting fees, fees and disbursements of counsel for Company, the reasonable fees and disbursements of one law firm for Holder and all other usual and customary costs and expenses generally associated with registration of securities shall be borne by the Company, except underwriting discounts and commissions attributable solely to Holder in connection with the Registrable Securities of Warrant Holder.

     5.2 Company Initiated Registration; Payment of Costs and Expenses of Registration.

     (a) If the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than Holder) any of its Common Stock, Additional Shares of Common Stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating either to the sale of securities to participants in a Company stock option, stock purchase or similar plan or to an SEC Rule 145 transaction, or a registration on any form which does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of the Registrable Securities of Warrant Holder), the Company shall, at such time, give Holder not less than 20 days prior written notice of such registration (the "Company Registration Notice"). Unless Holder sends the Company a written notice to the effect it does not want all of the Registrable Securities of Warrant Holder to be registered in such registration, which written request shall be made within 15 days after Holder's receipt of the Company Registration Notice, the Company shall, subject to the provisions of Section 5.5, include in such contemplated registration all of the Registrable Securities of Warrant Holder (any registration that is contemplated to be made pursuant to this Section 5.2(a) is hereinafter referred to as a "Company Initiated Registration"). Holder may, at its option, send to the Company within 15 days after Holder's receipt of the Company Registration Notice a notice to the effect that Holder wants some portion or none of the Registrable Securities of Warrant Holder included in such Company Initiated Registration (such a notice being a "Holder Response Notice"); provided, however, in the absence of Holder giving to the Company a Holder Response Notice, the Company shall include all of the Registrable Securities of Warrant Holder in such Company Initiated Registration.

     (b) Any Company Initiated Registration that is approved by the board of directors of the Company may be withdrawn with the approval of such withdrawal by the board of directors of the Company. The Company shall give Holder written notice promptly after the approval of or withdrawal of approval of a Company Initiated Registration by the board of directors of the Company.

     (c) All costs and expenses of each Company Initiated Registration and Warrant Holder Exercise Registration, including, among other costs and expenses, underwriting discounts and commissions, all registration, filing and qualification fees, printers and accounting fees, fees and disbursements of counsel for Company, the reasonable fees and disbursements of one law firm for Holder and all other usual and customary costs and expenses generally associated with registration of securities shall be borne by the Company, except underwriting discounts and commissions attributable solely to Holder in connection with the Registrable Securities of Warrant Holder.

                  5.3 Obligations of the Company. To effect the registration of the Registrable Securities of Warrant Holder contemplated hereby, the Company shall, as expeditiously as reasonably possible after the initiation of each Company Initiated Registration or at such one or more times it is required to effectuate a Warrant Holder Exercise Registration:

          (a) (i) If a Company Initiated Registration, prepare and file with the SEC a Registration Statement and use its best efforts to cause such Registration Statement to become effective, and keep such Registration Statement effective for up to 120 days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that (A) such 120-day period shall be extended for a period of time equal to the period Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock, Additional Shares of Common Stock or other securities of the Company; and (B) in the case of any registration of Registrable Securities of Warrant Holder on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the Registration Statement effective until all such Registrable Securities of Warrant Holder are sold, but in no event greater than 180 days, provided that Rule 405, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided, further, that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (1) includes any prospectus required by Section 10(a)(3) of the Securities Act or (2) reflects facts or events representing a material or fundamental change in the information set forth in the Registration Statement, the incorporation by reference of information required to be included in (1) and (2) above to in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the Registration Statement.

          (ii) If a Warrant Holder Exercise Registration, prepare and file with the SEC a Registration Statement on Form S-3 within 120 days of each Warrant Holder Exercise Registration, use its reasonable good faith efforts to cause such Registration Statement on Form S-3 to become effective within 180 days of each Warrant Holder Exercise Registration (the "Warrant Holder Exercise Initial Effective Date"), and keep such Registration Statement effective for the lesser of (A) 180 days and (B) until the distribution contemplated by the Registration Statement on Form S-3 is completed but in no event beyond the date upon which the shares included therein cease to be Registrable Securities of Warrant Holder as provided in Section 15.11 of this Warrant, provided, however, that (1) the period referred to above shall be extended for a period of time equal to the period Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock, Additional Shares of Common Stock or other securities of the Company; and (2) in the case of any registration of Registrable Securities of Warrant Holder on Form S-3 which are intended to be offered on a continuous or delayed basis, the period referred to above shall be extended, if necessary, to keep the Registration Statement effective until all such Registrable Securities of Warrant Holder are sold, but in no event greater than 180 days, provided that Rule 405, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, provided, further, that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the Registration Statement, the incorporation by reference of information required to be included in (i) and (ii) above to in periodic reports filed pursuant to
     Section 13 or 15(d) of the Exchange Act in the Registration Statement; and provided, further, that, notwithstanding the foregoing, if the Company shall furnish to Holder an affidavit signed by an executive officer of the Company (including, among others, the president, the chief executive officer, a vice president in charge of a principal business unit and any other officer of the Company who performs a policymaking function) stating that, in the good faith business judgment of the board of directors of the Company, it would be seriously detrimental to the Company and its shareholders for the Warrant Holder Registration to be filed and the Registration Statement relating thereto to be declared effective on the Warrant Holder Initial Effective Date or for shares to be sold under the Warrant Holder Registration and it is, therefore, essential to defer the filing and intended declaration of effectiveness thereof or the sale of shares thereunder, the Company shall have the right to defer taking action with respect to such filing or the Warrant Holder Registration for a period of not more than 90 days from the date of such Warrant Holder Initial Effective Date (the "Qualified Warrant Exercise Extension Right"); provided, however, the Company may not use the Qualified Warrant Exercise Extension Right more than once in any 12 month period (which 12 month period shall commence on the date of the applicable Warrant Holder Initial Effective Date and terminate at midnight on the day preceding the first anniversary of such Warrant Holder Initial Effective Date).


     (b) Prepare and file with the SEC such amendments and supplements to each such Registration Statement and the prospectus used in connection with each such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each such Registration Statement.

     (c) Concurrently with production thereof, furnish to Holder copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such additional copies and other documents, instruments, records and papers as Holder may reasonably request in order to facilitate the disposition of all Registrable Securities of Warrant Holder.

     (d) Use its good faith and commercially reasonable efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Holder, provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation, or, except as required under the Securities Act, file a general consent to service of process in any such jurisdictions.

     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the one or more underwriters of such offering. If Holder participates in such underwriting Holder shall also enter into and perform its obligations under such an agreement.

     (f) Notify Holder in writing at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any act, omission, event or circumstance as a result of which the prospectus included in each such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     (g) Furnish to Holder, on each date any Registrable Securities of Warrant Holder are delivered to the underwriters for sale in connection with a registration pursuant to this Section 5, if such securities are being sold through one or more underwriters, or, if such securities are not being sold through one or more underwriters, on the date that the Registration Statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to Holder, and (ii) a letter, dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to Holder.

     (h) Cause all Registrable Securities of Warrant Holder registered pursuant to Section 5.1 or Section 5.2 to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed.

     (i) Subject to the provisions of this Warrant, including, without limitation, Subsections 5.3(a), (d) and (e) such further acts or steps which are (i) reasonably requested by Holder so as to effectuate the registration of the Registrable Securities of Warrant Holder or (ii) required to carry out the intention and facilitate the consummation of the transactions contemplated by this Section 5.

     5.4 Furnish Information. Holder shall furnish to the Company such information regarding itself, the Registrable Securities of Warrant Holder held by it, and the method of disposition of such securities as shall be required to effect the registration of the Registrable Securities of Warrant Holder.

     5.5 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 5.2 to include any of the Registrable Securities of Warrant Holder in such underwriting unless Holder accepts the terms of the underwriting as agreed upon between or among the Company and the one or more underwriters selected by it (or by other persons entitled to select the one or more underwriters), and then only in such quantity as will not, in the opinion of such one or more underwriters, be reasonably likely to jeopardize the success of the offering by the Company. If the total amount of securities, including the Registrable Securities of Warrant Holder, requested by shareholders to be included in such offering exceeds the amount of securities to be sold other than by the Company that the underwriters reasonably believe to be compatible with the success of the offering, then the Company shall be required to include in the offering only that number of securities, including Registrable Securities of Warrant Holder, which the underwriters determine are not reasonably likely to jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders other than the Company according to the total amount of securities entitled to be included therein owned by each selling shareholder other than the Company or in such proportions as shall mutually be agreed to by or among such selling shareholders other than the Company).

     5.6 Delay of Registration. Holder shall not have any right to obtain or seek an injunction restraining or otherwise delaying any registration contemplated by this Article 5 as the result of any controversy that might arise with respect to the interpretation or implementation of this Article 5.

     5.7 Indemnification. In the event any Registrable Securities of Warrant Holder are included in a Registration Statement:

         (a) To the extent permitted by law, the Company will indemnify, pay, protect, advance monies and hold harmless Holder, any "underwriter" (as defined in the Securities Act) for such Holder and each person, if any, who "controls" (is "controlled" by or under "common control" with) Holder or such underwriter within the meaning of the Securities Act or the Exchange Act from against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law (each such item referred to in clauses (i), (ii) and (iii) being referred to as a "Violation "); and the Company will pay as incurred to Holder, underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Subsection 5.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Holder or any such underwriter or controlling person and provided, further, that the Company will not be liable to any underwriter, or Holder, or any directors, officers, employees or agents of such underwriter or Holder or any person controlling such underwriter or Holder or who "controls" (is " controlled" by or under "common control" with) such underwriter or Holder with respect to any loss, claim, liability, expense, charge or damage arising our based on an untrue statement or alleged untrue statement or omission or alleged omission to state a material fact in any preliminary prospectus which is corrected in any prospectus (or the prospectus, as supplemented or amended) if the person asserting such loss, claim, liability, charge or damage purchased Common Stock from such underwriter or Holder but was not sent or given a copy of the prospectus (or the prospectus, as supplemented or amended) at or prior to the written confirmation of the sale of such Common Stock to such Person.

              (b) To the extent permitted by law, Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls (or is controlled by or under common control with) the Company within the meaning of the Securities Act, any underwriter, and any controlling person of any such underwriter against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Holder expressly for use in connection with such registration; and Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Subsection 5.7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Subsection 5.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Holder (which consent shall not be unreasonably conditioned, withheld or delayed); and provided, further, that in no event shall any indemnity under this Subsection 5.7(b) exceed the net proceeds from the offering of Registrable Securities of Warrant Holder that are actually received by such Holder.

              (c) Promptly after receipt by an indemnified party under this Section 5.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 5.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain one law firm of its choice, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.7.

            (d) obligations of the Company to Holder under this Subsection 5.7 shall survive the completion of any offering of Registrable Securities of Warrant Holder in a Registration Statement under this Section 5, and otherwise.

     5.9 Reports Under Exchange Act. With a view to making available to Holder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the date hereof;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to Holder, so long as Holder owns any right, title and interest in, to or under this Warrant, forthwith upon request (i) a written statement by the Company that it has then complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

     5.10 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities of Warrant Holder pursuant to this Section 5 may be assigned, conveyed, designated, nominated, transferred and otherwise set over by Holder to any one or more transferees, nominees, designees or assignees who are selected by Holder, in its sole discretion. Holder will give the Company written notice if it makes any assignment, conveyance, designation, nomination or transfer contemplated by this Subsection 5.10.

     5.11 "Market Stand-Off" Agreement. So long as the Registrable Securities of Warrant Holder that are held by Holder are included within a Registration Statement that is being filed with the SEC, Holder agrees that it shall not, during such period or duration as may be specified by the Company and any underwriter of Company (to the extent requested by the Company and such underwriter), sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock that is acquired by Holder pursuant to an exercise of this Warrant; provided, however, that:

                 (a) such agreement shall be applicable only to a Registration Statement of the Company which covers Common Stock (or other securities) to be sold on behalf of the Company to the public in an underwritten offering;

                 (b) all officers and directors of the Company and all other persons owning securities included in such Registration Statement enter into similar and not less restrictive agreements; and

          (c) such market stand-off time shall not exceed 180 days.

     Notwithstanding the foregoing, the obligations described in this Section
5.11 shall not apply to a registration relating solely to employee benefit plans on Form S-8 or Form S-1 or a similar form which may be promulgated by the SEC in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-15 or S-14 or a similar form which may be promulgated by the SEC in the future.

     Section 6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company hereby represents and warrants to Holder of this Warrant that as of the date of this Warrant:

     6.1 Organization and Capitalization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The authorized capital stock of the Company consists of 30,000,000 shares of Common Stock $0.01 par value. As of October 31, 1997, there were 13,795,029 shares of Common Stock issued and outstanding, and no shares of the Company's capital stock are held in its treasury. The Company has authorized the issuance of 1,000,000 shares of Preferred Stock, $0.01 par value. As of the date hereof, no shares of Preferred Stock are issued and outstanding. There are no preemptive rights in effect with respect to the issuance of any shares of the Common Stock. All the outstanding shares of the Company's capital stock have been validly issued without violation of any preemptive or similar rights and are fully paid and non-assessable. To the best knowledge of the Company, the issued and outstanding shares of Common Stock has not, in any material respect, changed between October 31, 1997, and the date hereof.

     6.2 Authority. The Company has full corporate power and authority to execute and deliver this Warrant and to perform all of its obligations hereunder, and the execution, delivery and performance hereof have been duly authorized by all necessary corporate action on its part. This Warrant has been duly executed on behalf of the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms.

     6.3 No Legal Bar. Neither the execution, delivery or performance of this Warrant will (a) conflict with or result in a violation of the certificate of incorporation or by-laws of the Company, (b) conflict with or result in a violation of any law, statute, regulation, order or decree applicable to the Company or any affiliate of the Company, (c) require any consent or authorization or filing with, or other act by or in respect of, any governmental authority, or (d) result in a breach of, constitute a default under or constitute an event creating rights of acceleration, termination or cancellation under any mortgage, lease, contract, franchise, instrument or other agreement to which the Company is a party or by which it is bound, other than applicable restrictions contained in any of such documents relating to indebtedness of the Company.

          Section 7. VARIOUS COVENANTS OF THE COMPANY.

     7.1 No Impairment or Amendment. The Company shall not by any action including, without limitation, amending its certificate of incorporation, any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate to protect the rights of the holder hereof against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise; (b) take all such action as may be necessary or appropriate in order that the Company may validly issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant;
(c) obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant if and at such times such authorizations, exemptions or consents from such public regulatory bodies are required to be obtained, provided, however, the foregoing shall not be construed to enlarge or expand upon the registration rights granted to Holder pursuant to Section 5 of this Warrant; (d) not undertake any reverse stock split, combination, reorganization or other reclassification of the capital stock which would have the effect of making this Warrant exercisable for a number of shares of Common Stock that would be less than four and ninety-nine hundredths of a percent (4.99%) of the outstanding shares of Common Stock as of the date of this Warrant; and (e) upon the request of Holder, at any time during the period this Warrant is outstanding, acknowledge in writing, in form satisfactory to Holder, the continued validity of this Warrant and the Company's obligations hereunder.

     7.2 Listing on Securities Exchange. If the Company shall list any shares of Common Stock on any securities exchange it will, at its expense, list thereon, maintain and increase when necessary such listing of, all Warrant Stock so long as any shares of Common Stock shall be so listed. The Company will also so list on each securities exchange, and will maintain such listing of, any other securities which the holder of this Warrant shall be entitled to receive upon the exercise thereof if at the time any securities of the same class shall be listed on such securities exchange by the Company.

     7.3 Availability of Information. The Company will cooperate with Holder of Warrant Stock in supplying such information as may be necessary for Holder to complete and file any information reporting forms presently or hereafter required by the Securities and Exchange Commission as a condition to the availability of an exemption from the Securities Act for the sale of this Warrant or such Warrant Stock.

          Section 8. ADJUSTMENT OF WARRANT PRICE

     8.1. Issuance of Additional Shares of Common Stock. If the Company at any time or from time to time after the date hereof shall issue or sell Additional Shares of Common Stock (including the Additional Shares of Common Stock that would be deemed to be issued pursuant to Section 8.2 or 8.3 of this Warrant) without consideration or for consideration per share less than the Market Price in effect immediately prior to the date of such issue or sale, then, and in each such case, subject to Section 8.6 of this Warrant, the Warrant Price shall be reduced, concurrently with such issue or sale, to a price determined by multiplying such Warrant Price by a fraction, (a) the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issue or sold would purchase at such Market Price, and (b) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale.

     8.2. Adjustment for Stock Dividends. If the Company shall pay any dividend or make any other distribution on the class of capital stock of the Company in shares of Common Stock, the Warrant Price in effect at the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Warrant Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator of which shall be the sum of such number of shares and the total number of shares of Common Stock constituting such dividend or other distribution, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for such determination. For purposes of this Section 8.2, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company.

     8.3. Adjustments for Issuance of Rights or Warrants. If the Company shall issue rights or warrants generally to holders of its Common Stock or any other class of capital stock convertible into Common Stock, entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Market Price per share of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Warrant Price in effect at the close of business on the date fixed for such determination shall be reduced by multiplying such Warrant Price by a fraction, the numerator of which shall be (a) the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination, plus (b) the number of shares of Common Stock that the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at the Market Price, and the denominator of which shall be the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately prior to the opening of business on the date following the date fixed for such determination. For the purpose of this Section 8.3, the issuance of rights or warrants to subscribe for or purchase securities convertible into Common Stock shall be deemed to be the issuance of rights or warrants to purchase the number of shares of Common Stock into which such securities are convertible at an aggregate offering price equal to the aggregate of the offering price of such securities plus the minimum aggregate amount (if any) payable upon conversion of such securities into Common Stock. For purposes of this Section 8.2 , the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company.

     8.4. Adjustment for Stock Subdivisions and Combinations. If the outstanding shares of Common Stock are subdivided into a greater number of shares of Common Stock, the Warrant Price in effect at the close of business on the day upon which such subdivision becomes effective shall be proportionately reduced and, conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, the Warrant Price in effect at the opening of business on the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately prior to the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     8.5 Computation of Adjusted Warrant Price. Whenever the Warrant Price is adjusted as provided in this Section 8, (a) the Company shall compute the adjusted Warrant Price to the nearest one-hundredth of one cent in accordance with this Section 8 and shall prepare a certificate, signed by the Chief Financial Officer or Treasurer of the Company, setting forth the adjusted Warrant Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at the office of the Company that is maintained in accordance with Section 3.3 of this Warrant, and (b) a written notice stating that the Warrant Price had been adjusted and setting forth the adjusted Warrant Price shall, as soon as practicable, be given to Holder; provided, however, the failure of the Company to file the notice contemplated by Section 8.5(a) or give the notice contemplated by Section 8.5(b) shall not deprive Holder of any benefit accruing to it on account of the transactions contemplated thereby.

     8.6. Minimum Adjustment; Limitation. No adjustment in the Warrant Price shall be required under this Section 8 unless such adjustment would require an increase or decrease of at least one percent (1%) in such price; provided, however, any adjustments that by reason of this Section 8.6 are not required to be made shall be carried forward and taken into account and given effect in connection with any subsequent adjustment. All calculations made under this
Section 8 shall be made to the nearest one-hundredth of one cent or to the nearest one-hundredth of a share of Common Stock, as the case may be. Notwithstanding the foregoing provisions of this Section 8, in no event shall the Warrant Price be reduced below the minimum amount for which the Common Stock may lawfully be issued pursuant to applicable law; provided, however, upon the occurrence of any event that would, but for the foregoing, give rise to an adjustment of the Warrant Price pursuant to this Section 8, solely for the purposes of determining the number of Warrants pursuant to Section 1 above, the Warrant Price shall be taken into consideration and given effect as if adjusted to the full extent provided for in this Section 8, without regard to the limitation set forth herein.

          Section 9. REPLACEMENT OF WARRANTS.

     Upon (a) surrender of this Warrant in mutilated form or receipt of evidence satisfactory to the Company of the loss, theft or destruction of this Warrant and (b) in the case of any loss, theft or destruction of this Warrant, receipt of an indemnity agreement or security reasonably satisfactory in form and amount to the Company, then, in the absence of actual notice to the Company that this Warrant has been acquired by a bona fide purchaser, the Company, at its expense, shall execute and deliver, in lieu of this Warrant, a new Warrant identical in form to this Warrant.

          Section 10. REMEDIES.

     The Company stipulates that the remedies at law of Holder in the event of any breach or threatened breach by the Company of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by injunctive relief or a declaratory judgment against a breach of any of the terms hereof or otherwise.

               Section 11. TRANSFER.

     This Warrant and the shares of Common Stock issuable hereunder shall not be sold, transferred, pledged, or hypothecated (other than to an affiliate of the Bank, as defined in Rule 405 under the Securities Act) unless the proposed disposition is (a) the subject of a currently effective Registration Statement under the Securities Act or (b) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition. In the case of such a sale, transfer, pledge or hypothecation (except by the aforesaid affiliate of the Bank), or in the event of the exercise hereof if the Warrant Stock so acquired is not registered under the Securities Act, the Company may require a written statement that this Warrant or Warrant Stock, as the case may be, are being acquired for investment and not with a view to the distribution thereof, and any certificate representing Warrant Stock issued pursuant to such exercise shall bear a legend in substantially the form set forth on the face hereof. Subject to the first two sentence of this Section, this Warrant and all rights hereunder are transferable, in whole or in part, but to no more than three transferees in the aggregate (including the transferor if it retains a part of this Warrant), at the office or agency of the Company by the registered holder thereof in person or by a duly authorized attorney, upon surrender of this Warrant together with an assignment hereof properly endorsed. Until transfer hereof on the registration books of the Company, the Company may treat the existing registered holder hereof as the owner hereof for all purposes. Any transferee of this Warrant and any rights hereunder, by acceptance thereof, agrees to assume all of the obligations of Holder and to be bound by all of the terms and provisions of this Warrant. Any such transferee may transfer all of this Warrant to any other transferee, subject to the terms and conditions of this Warrant.

               Section 12. NOTICES.

     Where this Warrant provides for notice of any event, such notice shall be given (unless otherwise herein expressly provided) in writing and either (i) delivered personally or (ii) sent by certified or registered mail, postage prepaid, return receipt requested, and shall be deemed given when so delivered personally or so mailed. Notices shall be addressed, if to Holder, to the address of Holder to PNC Recovery Corp., 249 Fifth Avenue, Pittsburgh, Pennsylvania 5222-2707, Attention: Mr. Thomas J. McCool, Senior Vice President (with a copy concurrently to Pitney, Hardin, Kipp & Szuch, 200 Campus Drive, Florham Park, New Jersey 07932-0950, Attention: Peter A. Forgosh, Esq.) or, if to the Company, to 1735 Jersey Avenue, North Brunswick, New Jersey 08902,
Attention: Treasurer (with a copy concurrently to Fulbright & Jaworski, L.L.P., 666 Fifth Avenue, New York, New York 10103-3198, Attention: Sheldon G. Nussbaum, Esq.), or to such other address as a party shall have given notice of as aforesaid.

               Section 13. SURVIVAL.

     The provisions of Section 5 shall survive the termination or expiration of this Warrant if the Warrant has become exercisable prior to its termination and shall continue to be effective with respect to any Warrant Stock issued. The provisions of Section 2 shall survive the termination of this Warrant upon exercise in full, but shall terminate in any event on the Expiration Date.

               Section 14. MISCELLANEOUS.

     14.1 This Warrant shall be binding upon the Company and Holder and their respective legal representatives, successors and assigns.

     14.2 If any provision of this Warrant shall be invalid, illegal, or unenforceable, in whole or in part, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     14.3 This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by Holder and the Company.

     14.4 The headings and section names in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant shall take effect as an instrument under seal.

     14.5 Except as otherwise contemplated in the immediately succeeding sentence with respect to direct and actual damages, in the event that a claim or adjudication is made that Holder has acted unreasonably or unreasonably delayed acting in any case where by law or under this Warrant, it has an obligation to act reasonably or without unreasonable delay, Holder shall not be liable for any monetary damages, and the Company's remedies shall be limited to injunctive relief or declaratory judgment. To the fullest extent permitted or not prohibited by law, neither Holder nor any party related to Holder (including any of its present or future officers, directors, shareholders or other Person or Holder's affiliates and subsidiaries) shall assert, and the Company hereby waives, any claim it may have against Holder and such aforesaid Persons on any theory of liability for special, indirect, consequential and punitive damages (as opposed to direct and actual damages) in connection with, or as a result of, this Warrant and the transactions contemplated hereby.

     14.6 The failure of Holder to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Warrant. The Company shall not be relieved of any of its obligations hereunder by reason of
(a) the failure of Holder to comply with any request of the Company that is not expressly set forth in this Warrant, (b) the release, regardless of consideration, of the whole or any part of any one or more of the PNC Loan Documents or of any Person liable for the PNC Debt or any portion thereof, or
(c) any agreement or stipulation by Holder extending the time of payment or otherwise modifying or supplementing this Warrant or any one or more of the other Loan Documents. The Bank may resort for the payment of the PNC Debt to any security held by the Bank in such order and manner as the Bank, in its sole discretion, may elect, regardless of whether or not it or any subsequent Holder exercises any rights under this Warrant. The Bank may take action to recover the PNC Debt, or any portion thereof, or to enforce any covenant thereof without prejudice to the rights of the Bank or any subsequent Holder under this Warrant. The rights and remedies of the Bank under the PNC Loan Documents shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of the Bank shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. The Bank shall not be limited exclusively to the rights and remedies stated in the PNC Loan Documents but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

     14.7 Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Warrant may be used interchangeably in singular or plural form. Whenever the context may require, the singular includes the plural, the plural includes the singular and the use of any gender includes all genders.

     14.8 WITH RESPECT TO ANY ACTION, SUIT OR PROCEEDING RELATING TO THIS WARRANT, THE COMPANY IRREVOCABLY (A) SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW JERSEY; AND (B) WAIVES ANY OBJECTION WHICH THE COMPANY MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER THE COMPANY. NOTHING IN THIS WARRANT SHALL PRECLUDE HOLDER FROM BRINGING AN ACTION, SUIT OR PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF ANY ACTION, SUIT OR

PROCEEDING IN ANY ONE OR MORE OTHER JURISDICTIONS PRECLUDE THE BRINGING OF AN ACTION, SUIT OR PROCEEDING IN ANY OTHER JURISDICTION. THE COMPANY FURTHER AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, DIRECTED TO THE COMPANY AT THE ADDRESS SET FORTH IN SUBSECTION 1.1(A), AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER BEING SO MAILED.

     14.9 THIS WARRANT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW JERSEY (WITHOUT GIVING EFFECT TO THE SUCH JURISDICTION'S PRINCIPLES OF CONFLICTS OF LAWS). TO EXPEDITE THE RESOLUTION OF ANY DISPUTES WHICH MAY ARISE UNDER THIS WARRANT AND IN LIGHT OF THE COMPLEXITY OF THE TRANSACTIONS CONTEMPLATED HEREBY, THE COMPANY HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES THE RIGHT TO INJUNCTIVE RELIEF, SET-OFF, HAVING ANY ACTION, SUIT OR PROCEEDING BROUGHT BY HOLDER CONSOLIDATED WITH ANY OTHER SEPARATE ACTION, SUIT OR PROCEEDING (BUT THE FOREGOING SHALL NOT BE CONSTRUED AS INTENDING TO PROHIBIT THE COMPANY FROM BRINGING ANY SUCH ACTION, SUIT OR PROCEEDING), OR COUNTERCLAIM (SAVE ANY MANDATORY OR COMPULSORY COUNTERCLAIMS UNDER APPLICABLE LAW), AS WELL AS THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT TO WHICH IT MAY BE A PARTY OR A MATERIAL WITNESS, AND THE COMPANY ACKNOWLEDGES THAT THIS WAIVER OF TRIAL BY JURY HAS BEEN SPECIFICALLY NEGOTIATED FOR AS A PART OF THIS WARRANT.

     14.10 Anything in this Warrant or the other PNC Loan Documents to the contrary notwithstanding, the Company expressly acknowledges that the relationship between the Bank and the Company, is solely that of a debtor and creditor and nothing shall be deemed or construed as creating any partnership, joint venture, joint tenancy, tenancy in common, or similar relationship between the Bank and the Company. The Company represents and warrants to the Bank that it shall not make any assertion inconsistent with the acknowledgment contained in the immediately preceding sentence in the event of any action, suit, or proceeding, either at law or in equity, relating to this Warrant or the other PNC Loan Documents, and that this sentence may be pleaded, and shall be construed and deemed to be, a complete bar to and estoppel against any assertion by the Company that is inconsistent with the immediately preceding sentence.

     14.11 The forms of Assignment, Subscription, Certificate of Reduction, and form for the Cashless Exercise attached to this Warrant together with this Warrant may, in addition to the procedures provided in Articles 1 and 12 of this Warrant, be delivered by facsimile to the Company at any facsimile number of the Company that is known to Holder and delivery of the

Assignment, Subscription, Certificate of Reduction, this Warrant and form for the Cashless Exercise by facsimile shall be tantamount to delivery as otherwise provided for herein; provided, however, the foregoing shall not be deemed to modify the notice provisions of Article 12 with respect to other notices that may be given pursuant to this Warrant; and, provided, further, that prior to issuance of the Warrant Shares or any subsequently issued Warrant the Company may require Holder to deliver to it the original signature copies of the Assignment, Subscription, Certificate of Reduction, this Warrant and form for the Cashless Exercise, as applicable.

     14.12 Time is of the essence as to all dates set forth in this Warrant, including, among others, the First Calculation Date, the Second Calculation Date and the Third Calculation Date.

               Section 15. DEFINITIONS.

     As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

     15.1 The term "Additional Shares of Common Stock" shall mean all shares of Common Stock, including shares of treasury stock, issued or sold by the Company after the date hereof, other than shares of Common Stock issued pursuant to the exercise of Warrants, existing warrants to purchase Common Stock, stock options granted to employees, directors, officers or consultants of the Company or any of its subsidiaries, or warrants granted in the ordinary course of business or warrants (or other convertible securities) or Common Stock granted, issued or sold to persons, joint venturers, participating entities or other companies or institutions with which the Company has a business relationship, or Common Stock issued to the Company's former or present shareholders in connection with the settlement of the sole class action proceeding pending against the Company on the date of the execution and delivery of this Warrant..

     15.2 The term "Common Stock" shall mean the duly authorized, validly issued, fully-paid and non-assessable common stock of the Company, $0.01 par value per share, all of which issued and outstanding shares of Common Stock are free of preemptive rights.

     15.3 The term "Exchange Act" means the Securities Exchange Act of 1933, or any successor Federal statute, and the rules and regulations of the Securities and Exchange Commission (or of any other Federal agency then administering the Securities Act) hereunder, all as the same shall be in effect at the time.

     15.4 The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act that is subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     15.5 The term "indefeasibly paid in full" shall mean, with respect to the PNC Debt, that the Bank shall have received lawful funds of the United States of America which at the time of payment is legal tender for the payment of public and private debts and there is no law, rule, regulation or other matter of like import then being imposed on the Bank that would require the Bank to disgorge, repay or return to the Company or any other Person, including any trustee or receiver of the Company, any payment that has previously been received by the Bank.

     15.6 The term "Market Price" shall mean the closing price for the day in question. The closing price for such day shall be (a) the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotation National Market or Small Cap Market System, (b) if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market or Small Cap Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm reasonably selected from time to time by the Company for that purpose, or (c) if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market and the average price cannot be determined as contemplated by clause (b), the fair market value as reasonably determined in good faith by the Company's board of directors or in any manner reasonably prescribed by the Company's board of directors. In the event that the Market Price is determined by the method set forth in subsection "(c)" of the immediately foregoing sentence and Holder objects to the result of such determination, then, at the direction of Holder, the Company shall forthwith upon receipt of such notice engage a consulting firm or investment banking firm jointly selected by Holder and the Company to prepare an independent appraisal of the fair market value of an outstanding share of Common Stock, which appraised fair market value shall be the "Market Price" hereunder, the costs of which shall be borne in equal proportion by the Company and Holder unless it is determined by the order or judgment of a court of competent jurisdiction not subject to further appeal that the Market Price was determined in a manner that is inconsistent with the Company's requirements under the foregoing clause "c," in which event the costs of which shall be borne solely by the Company. For the purposes of this Section 15.5, the term " Business Day" shall mean any day other than a Saturday, Sunday, public holiday or its equivalent generally on which (a) commercial banks in the State of New Jersey and (b) stock exchanges in the United States of America in which the Common Stock is traded are open and authorized to do business (or not required to be closed).

     15.7 The term "PNC Debt" shall mean those certain obligations of the Company (including any commitments to lend by PNC Bank) to pay to PNC Bank, National Association the sum of up to Forty Million ($40,000,000.00) Dollars as evidenced by the Amended and Restated Secured Revolving Promissory Note in the amount of $10,000,000.00, the Amended and Restated Secured Capital Expenditure
Note in the amount of $20,000,000.00 and the Amended and Restated Secured Bridge Note in the amount of $10,000,000.00, all dated of even date and executed contemporaneously herewith by the Company, as the same may be amended, substituted, renewed or extended from time to time.

     15.8 The term "PNC Loan Documents" shall mean all documents, instruments, records and papers evidencing, securing, guaranteeing, indemnifying, documenting or otherwise relating to the PNC Debt.

     15.9 The term "Person" shall mean an individual, partnership, corporation, association, trust, joint venture, unincorporated organization or any government, governmental department or agency or political subdivision thereof.

     15.10 The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and the subsequent declaration or ordering of the effectiveness of such Registration Statement.

     15.11 The term "Registrable Securities of Warrant Holder" means the Warrant Shares that may be or are acquired pursuant to any one or more exercises of this Warrant including (a) the Common Stock issued or issuable upon exercise of this Warrant, and (b) any other shares of Common Stock issued in respect of such shares by way of a stock dividend, or stock split, or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization, provided, however, that shares of Common Stock shall only be treated as Registrable Stock if and so long as they (i) may not be sold in a sale transaction in the public market pursuant to the provisions of Rule 144, as amended, or any successor thereto, promulgated by the Securities and Exchange Commission, (ii) have not been sold to or through a broker or dealer or underwriter in a public distribution, or a public securities transaction, or (iii) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale and the seller and purchaser of such Common Stock receive an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and buyer and their respective counsel, to the effect that such Common Stock in the hands of the purchaser is freely transferable without restriction or registration under the Securities Act in any public or private transaction.

     15.12 The term "Registration Statement" means a Registration Statement filed by the Company with the Securities and Exchange Commission for a public offering and sale of securities of the Company (other than a Registration Statement on Form S-8, Form S-4, or successor forms, any Registration Statement covering only securities proposed to be issued in exchange for securities or assets of another corporation, any other form of Registration Statement not available for registering the Registrable Stock or any Registration Statement relating solely to employee Stock Option, stock purchase, benefit or similar plans).

     15.13 The term "Securities Act" means the Securities Act of 1933, or any successor Federal statute, and the rules and regulations of the Securities and Exchange Commission (or of any other Federal agency then administering the Securities Act) hereunder, all as the same shall be in effect at the time.

     15.14 The term "Warrant Stock" shall mean any equity security issued upon exercise of this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer and its corporate seal to be impressed hereon and attested by its Secretary or Assistant Secretary on February 25, 1998.

                                     USA DETERGENTS, INC.,
                                     A Delaware Corporation


                                     By: /s/ Uri Evan
                                        -------------------------------------

                                     Name: Uri Evan
                                        -------------------------------------

                                     Title: Chairman of the Board and
                                            Chief Executive Officer
                                        -------------------------------------






                                                    (CORPORATE SEAL)

                                                               [Execution Copy]



                                      FORM

                                       OF

                                  SUBSCRIPTION

        (To be signed only on exercise of Common Stock Purchase Warrant)


TO:      USA DETERGENTS, INC.

     The undersigned, the holder of the within Common Stock Purchase Warrant, hereby irrevocably elects to exercise this Common Stock Purchase Warrant for, and to purchase thereunder, ___________________ shares of Common Stock of USA Detergents, Inc. (the "Company") and herewith makes payment of $___________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, _______________________, whose address is

_______________________________________________________________________.


                                     ........................................
                                     (Signature must conform in all respects
                                     to name of Holder as specified on the face of the Warrant)



                                     .........................................
                                     (Address)

-----------
* Insert here the number of shares (all or part of the number of shares called for in the Common Stock Purchase Warrant) as to which the Common Stock Purchase Warrant is being exercised without making any adjustment for any other stock or other securities or property or cash that, pursuant to the adjustment provisions of the Common Stock Purchase Warrant, may be deliverable on exercise.

                                      FORM

                                       OF

                                   ASSIGNMENT

        (To be signed only on transfer of Common Stock Purchase Warrant)


TO:      USA DETERGENTS, INC.

                  For value received, the undersigned hereby sells, assigns and transfers unto _____________________________ of ___________________________ the
right represented by the within Common Stock Purchase Warrant to purchase ___________ shares of Common Stock of USA Detergents, Inc. (the "Company") to which the within Common Stock Purchase Warrant relates, and appoints _______________________, Attorney, to transfer such right on the books of USA Detergents, Inc. with full power of substitution in the premises.


                                -------------------------------------------
                                (Signature must conform in all respects
                                to name of Holder as specified on the face of the Warrant)



                                -------------------------------------------
                                (Address)



Signed in the presence of:



-------------------------------

                                                               [Execution Copy]


                                      FORM

                                       OF

                            CERTIFICATE OF REDUCTION

        (To be signed only on exercise of Common Stock Purchase Warrant)


TO:      USA DETERGENTS, INC.

     The capitalized terms used in this Certificate of Reduction, if not otherwise defined, shall have the meanings ascribed to them in that certain Common Stock Purchase Warrant (the "Warrant"), dated January ___, 1998, from USA DETERGENTS, INC. (the "Company"), to PNC BANK, NATIONAL ASSOCIATION (the "Bank").

                  Reference is made to Section 1.1(a) of the Warrant, wherein the Warrant Price for the shares of Common Stock that are deliverable by the Company to Holder may be paid by virtue of this Certificate of Reduction in lieu of a certified or official bank check or wire transfer.

                  The Bank hereby certifies to the Company that the PNC Debt is hereby reduced by $ __________, which is the amount that is required to be paid for the Warrant Price for the number of shares of Common Stock for which the Warrant is now being exercised by Holder and which amount equals or exceeds the presently outstanding amount of the PNC Debt.

                  IN WITNESS WHEREOF, this Certificate of Reduction has been executed and delivered by the Bank on __________ ___, _______.

                               PNC BANK, NATIONAL ASSOCIATION



                               By: ________________________________
                                        Name:
                                        Title:

                                                               [Execution Copy]



                                      FORM

                                      FOR

                           CASHLESS EXERCISE ELECTION

        (To be signed only on exercise of Common Stock Purchase Warrant)


TO:      USA DETERGENTS, INC.

     The capitalized terms used in this Cashless Exercise Election, if not otherwise defined, shall have the meanings ascribed to them in that certain Common Stock Purchase Warrant (the "Warrant"), dated January ___, 1998, from USA DETERGENTS, INC. (the "Company"), to PNC BANK, NATIONAL ASSOCIATION (the "Bank").

     Reference is made to Section 1.1(a)(ii) of the Warrant, wherein Holder is entitled to effectuate a Cashless Election.

     If the Holder of the Warrant is other than the Bank, the undersigned represents and warrants to the Company that is the true and lawful owner and holder of the Warrant.

     Pursuant to Section 1.1(a)(ii) of the Warrant, Holder hereby elects to enter into a Cashless Election and is exchanging the Warrant delivered herewith to the Company for that number of shares of Common Stock to which the Holder is entitled pursuant to Section 1.1(a)(ii). Holder hereby waives any obligation to pay all or any portion of the Warrant Price.

     IN WITNESS WHEREOF, this Cashless Exercise Election has been executed and delivered by the Holder on __________ ___, _______.


                                                  -----------------------------



                                      30